                                                                  Exhibit No. 24

                               POWER OF ATTORNEY

     Washington Gas Light Company, for itself, and each person whose signature appears below, appoints Patrick J. Maher, James H. DeGraffenreidt, Jr., John
K. Keane, Jr. and Frederic M. Kline, and each of them individually, as attorneys-in-fact to execute and to file a Registration Statement under the Securities Act of 1933 for the registration of up to 40,000 shares of common stock of Washington Gas Light Company and to execute and file all amendments and post-effective amendments to the Registration Statement.

                                           WASHINGTON GAS LIGHT COMPANY



Date:   February 21, 1996                  By:         PATRICK J. MAHER
     ----------------------                   ---------------------------------
                                                       Patrick J. Maher
                                                  Chairman of the Board and
                                                   Chief Executive Officer

Signature:                          Title:                                         Date:
    PATRICK J. MAHER                Chairman of the Board,                   February 21, 1996
-----------------------------       Chief Executive Officer
   (Patrick J. Maher)                and Director


 JAMES H. DEGRAFFENREIDT, JR.       President, Chief Operating               February 21, 1996
-----------------------------       Officer and Director
(James H. DeGraffenreidt, Jr.)


    FREDERIC M. KLINE               Vice President & Treasurer               February 21, 1996
-----------------------------        (Principal Financial &
   (Frederic M. Kline)                Accounting Officer)


    MICHAEL D. BARNES               Director                                 February 21, 1996
-----------------------------
   (Michael D. Barnes)


     FRED J. BRINKMAN               Director                                 February 21, 1996
-----------------------------
    (Fred J. Brinkman)


  DANIEL J. CALLAHAN, III           Director                                 February 21, 1996
-----------------------------
 (Daniel J. Callahan, III)


     ORLANDO W. DARDEN              Director                                 February 21, 1996
-----------------------------
    (Orlando W. Darden)


   KAREN HASTIE WILLIAMS            Director                                 February 21, 1996
-----------------------------
  (Karen Hastie Williams)


     STEPHEN G. YEONAS              Director                                 February 21, 1996
-----------------------------
    (Stephen G. Yeonas)

                            SECRETARY'S CERTIFICATE

         I, Douglas V. Pope, Secretary of Washington Gas Light Company, hereby certify that the following resolutions were adopted by the Board of Directors of the Company on February 21, 1996, and they remain in full force and effect this 6th day of March, 1996.



                                                      DOUGLAS V. POPE
                                              -----------------------------
                                                      Douglas V. Pope


         RESOLVED, That the general terms of the proposal outlined at this meeting to issue up to 40,000 shares of authorized but unissued Washington Gas Light Company (Company) Common Stock, $1.00 par value (Common Stock), through the Company's Directors' Stock Compensation Plan
     (Plan) are approved; and further

                 *     *     *     *

         RESOLVED, That the Company, each member of the Company's Board of Directors and each of the Authorized Officers are authorized to execute a power of attorney appointing Patrick J. Maher, James H. DeGraffenreidt, Jr., John K. Keane, Jr. and Frederic M. Kline and each of them individually, as attorneys-in-fact to execute the Registration Statement, and any amendments thereto, and cause it to be filed with the Securities and Exchange Commission and with all other appropriate governmental and private organizations.